Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	DECEMBER 31, 2005	SEPTEMBER 30, 2005	DECEMBER 31, 2004

ASSETS:
CASH AND CASH EQUIVALENTS	$132,169	$126,812	$94,468
LOANS RECEIVABLE, NET	4,885,916	4,287,684	4,251,877
LOANS HELD FOR SALE	7,894	26,091	14,224
INVESTMENTS AND MORTGAGE-BACKED SECURITIES (MBS) AVAILABLE FOR SALE	2,076,615	1,915,287	2,157,136
INVESTMENTS AND MBS HELD TO MATURITY	51,924	49,716	47,449
OFFICE PROPERTIES AND EQUIPMENT, NET	82,432	81,007	78,402
REAL ESTATE OWNED, NET	779	2,454	1,865
GOODWILL, NET	112,707	112,391	112,398
OTHER INTANGIBLE ASSETS, NET	17,625	18,180	19,848
BANK OWNED LIFE INSURANCE (BOLI)	107,649	107,122	93,790
PREPAID EXPENSES AND OTHER ASSETS, NET	83,218	69,304	70,767

TOTAL ASSETS	$7,558,928	$6,796,048	$6,942,224

LIABILITIES:
DEPOSITS	$4,806,301	$4,390,757	$3,863,296
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,443,462	1,266,874	1,635,933
REPURCHASE AGREEMENTS AND FED FUNDS	611,676	461,594	780,012
OTHER BORROWINGS	110,688	110,683	131,822
ACCRUED EXPENSES AND OTHER LIABILITIES	80,116	66,457	61,317
TOTAL LIABILITIES	7,052,243	6,296,365	6,472,380

SHAREHOLDERS’ EQUITY:
COMMON STOCK	34,856	34,725	22,936
ADDITIONAL PAID-IN CAPITAL	385,353	384,409	393,245
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND MBS (1)	(34,219)	(26,635)	(9,470)
RETAINED EARNINGS	120,695	107,184	63,133
TOTAL SHAREHOLDERS’ EQUITY	506,685	499,683	469,844

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,558,928	$6,796,048	$6,942,224

BOOK VALUE PER SHARE (2)	$14.54	$14.39	$13.65

TANGIBLE BOOK VALUE PER SHARE (2)(3)	$10.80	$10.63	$9.81

SHARES OUTSTANDING AT END OF PERIOD	34,855,549	34,725,400	22,936,154

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	6.70%	7.35%	6.77%

TANGIBLE SHAREHOLDERS’ EQUITY TO TANGIBLE ASSETS (4)	5.07%	5.54%	4.96%

(1)          Net of deferred income taxes.

(2)          Amounts as of December 31, 2004 have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(3)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(4)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31, 2005	SEPT 30, 2005	DEC 31, 2004	DEC 31, 2005	DEC 31, 2004
INTEREST INCOME:
LOANS	$82,269	$73,375	$63,724	$296,306	$229,448
MORTGAGE-BACKED SECURITIES	22,985	20,757	23,024	88,682	85,009
INVESTMENTS AND CASH	661	642	756	2,823	5,304
TOTAL INTEREST INCOME	105,915	94,774	87,504	387,811	319,761

INTEREST EXPENSE:
DEPOSITS	28,735	23,827	15,250	91,990	53,483
BORROWINGS	20,365	17,859	20,052	79,286	69,462
TOTAL INTEREST EXPENSE	49,100	41,686	35,302	171,276	122,945

NET INTEREST INCOME	56,815	53,088	52,202	216,535	196,816

PROVISION FOR LOSSES ON LOANS	(4,650)	(3,400)	(3,300)	(15,200)	(12,150)
NET INTEREST INCOME AFTER PROVISION	52,165	49,688	48,902	201,335	184,666

NON-INTEREST INCOME:
FEES AND SERVICE CHARGES	9,834	9,260	7,856	34,702	32,692
MORTGAGE BANKING OPERATIONS	3,452	2,969	1,715	17,899	6,155
LOAN SERVICING FEES	104	90	126	434	561
NET GAIN (LOSS) ON SALES OF SECURITIES	0	0	0	(57)	4,571
REAL ESTATE OWNED OPERATIONS	289	(23)	(42)	477	(162)
BOLI	2,583	1,164	998	5,914	4,340
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	0	0	(238)	645	(238)
OTHER NONINTEREST INCOME (EXPENSE)	(43)	(154)	10	(445)	(120)
TOTAL NON-INTEREST INCOME	16,219	13,306	10,425	59,569	47,799

NON-INTEREST EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	25,742	23,274	20,007	93,367	77,617
OCCUPANCY AND EQUIPMENT	7,170	6,578	6,003	26,411	23,051
AMORTIZATION OF CORE DEPOSIT INTANGIBLES	555	556	555	2,222	2,222
MERGER AND ACQUISITION COSTS	0	0	0	0	4,835
OTHER	12,966	12,191	10,428	48,281	40,645
TOTAL NON-INTEREST EXPENSES	46,433	42,599	36,993	170,281	148,370

INCOME BEFORE INCOME TAXES	21,951	20,395	22,334	90,623	84,095
INCOME TAX PROVISION	(6,521)	(6,505)	(6,806)	(29,404)	(27,790)

NET INCOME	$15,430	$13,890	$15,528	$61,219	$56,305

EARNINGS PER SHARE - BASIC (1)	$0.44	$0.40	$0.45	$1.77	$1.66
EARNINGS PER SHARE - DILUTED (1)	$0.44	$0.40	$0.44	$1.75	$1.62

CORE EARNINGS (2)	$15,430	$13,890	$15,683	$60,849	$56,632
CORE EARNINGS PER SHARE - BASIC (2)	$0.44	$0.40	$0.46	$1.76	$1.67
CORE EARNINGS PER SHARE - DILUTED (2)	$0.44	$0.40	$0.45	$1.74	$1.63

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	34,789,284	34,660,107	34,290,222	34,633,952	33,931,509
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	35,121,020	35,097,474	34,948,536	35,035,029	34,708,794

(1)               Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(2)        Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31,	SEPT 30,	DEC 31,	DEC 31,	DEC 31,
	2005	2005	2004	2005	2004
NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO:
MORTGAGE LOAN PORTFOLIO	6.98%	6.66%	6.10%	6.78%	6.09%
COMMERCIAL AND CONSUMER LOAN PORTFOLIO	7.10%	6.87%	5.96%	6.42%	5.80%
TOTAL YIELD ON LOAN PORTFOLIO	7.04%	6.77%	6.04%	6.61%	5.96%
YIELD ON MORTGAGE-BACKED SECURITIES	4.60%	4.43%	4.52%	4.55%	4.51%
YIELD ON INVESTMENTS AND CASH	1.53%	1.50%	1.77%	1.67%	2.78%
YIELD ON INTEREST-EARNING ASSETS	6.19%	5.94%	5.45%	5.88%	5.39%

COST OF DEPOSITS:
INTEREST & NONINTEREST-BEARING TRANSACTION ACCOUNTS	0.13%	0.12%	0.13%	0.13%	0.09%
SAVINGS (AND MONEY MARKET DEMAND) ACCOUNTS	2.33%	2.05%	1.13%	1.92%	1.04%
TIME DEPOSITS	3.77%	3.41%	2.73%	3.35%	2.57%
TOTAL COST OF DEPOSITS	2.49%	2.20%	1.58%	2.16%	1.47%
COST OF BORROWINGS	3.93%	3.76%	3.25%	3.62%	3.16%
COST OF INTEREST-BEARING LIABILITIES	2.93%	2.67%	2.23%	2.65%	2.10%

NET INTEREST SPREAD	3.26%	3.27%	3.22%	3.23%	3.29%

NET INTEREST MARGIN	3.32%	3.33%	3.25%	3.28%	3.32%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.85%	0.81%	0.91%	0.87%	0.88%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (1)	0.85%	0.81%	0.91%	0.86%	0.89%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	12.1%	10.8%	13.6%	12.4%	13.2%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (1)	12.1%	10.8%	13.7%	12.3%	13.2%
RETURN ON AVERAGE TANGIBLE EQUITY (2)	16.3%	14.6%	19.0%	16.9%	19.8%
OPERATING EFFICIENCY	63.6%	64.2%	59.1%	61.7%	60.7%
OPERATING EFFICIENCY, CORE OPERATING BASIS (1)	63.6%	64.2%	58.7%	61.9%	60.5%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.55%	2.49%	2.16%	2.42%	2.33%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	6.7%	7.4%	6.8%	6.7%	6.8%
REGULATORY CAPITAL RATIOS (STERLING FINANCIAL CORPORATION):
CORE CAPITAL RATIO (3)	6.7%	7.7%	N/A	6.7%	N/A
TIER 1 RISK-BASED CAPITAL RATIO (3)	9.5%	10.6%	N/A	9.5%	N/A
TOTAL RISK-BASED CAPITAL RATIO (3)	10.5%	11.7%	N/A	10.5%	N/A
REGULATORY CAPITAL RATIOS (STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.5%	6.7%	6.6%	6.5%	6.6%
TIER 1 RISK-BASED CAPITAL RATIO	9.2%	10.7%	9.7%	9.2%	9.7%
TOTAL RISK-BASED CAPITAL RATIO	10.2%	11.9%	10.7%	10.2%	10.7%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$82,572	$115,870	$132,293	$461,414	$400,391
MULTIFAMILY REAL ESTATE	44,304	0	4,390	57,571	43,395
COMMERCIAL REAL ESTATE	97,576	51,065	65,805	218,396	241,754
CONSTRUCTION	588,583	443,521	334,617	1,801,543	1,025,517
CONSUMER - DIRECT	83,080	86,216	56,373	353,840	332,076
CONSUMER - INDIRECT	22,483	30,825	19,081	90,096	56,403
BUSINESS BANKING	167,433	155,831	107,788	547,540	465,827
CORPORATE BANKING	109,364	72,176	72,795	351,228	352,767

TOTAL LOAN ORIGINATION VOLUME	$1,195,395	$955,504	$793,142	$3,881,628	$2,918,130

(1)        Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(2)               Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

(3)               Sterling Financial Corporation did not have regulatory capital ratio requirements prior to its conversion to a  bank holding company in July of 2005.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	DEC 31,	SEPT 30,	DEC 31,
	2005	2005	2004

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$488,633	$493,752	$794,632
MULTIFAMILY REAL ESTATE	332,211	219,224	184,754
COMMERCIAL REAL ESTATE	792,219	580,567	699,879
CONSTRUCTION	1,021,502	905,381	652,895
CONSUMER - DIRECT	618,528	598,956	543,895
CONSUMER - INDIRECT	166,143	141,475	120,894
BUSINESS BANKING	1,079,939	1,001,691	932,146
CORPORATE BANKING	451,140	409,251	379,051
DEFERRED LOAN FEES, NET	(8,916)	(8,942)	(6,907)
ALLOWANCE FOR LOSSES ON LOANS	(55,483)	(53,671)	(49,362)

NET LOANS RECEIVABLE	$4,885,916	$4,287,684	$4,251,877

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$53,671	$54,593	$47,290
PROVISION FOR LOSSES ON LOANS	4,650	3,400	3,300
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(2,838)	(4,322)	(1,228)

BALANCE AT END OF QUARTER	$55,483	$53,671	$49,362

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.24%	0.40%	0.12%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.20%	0.14%	0.13%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.12%	1.24%	1.15%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	975.9%	953.1%	538.3%

NONPERFORMING LOANS TO NET LOANS	0.16%	0.21%	0.28%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$0	$0
NONACCRUAL LOANS	6,542	7,888	10,738
RESTRUCTURED LOANS	1,081	1,226	1,305
TOTAL NONPERFORMING LOANS	7,623	9,114	12,043
REO	779	2,454	1,865

TOTAL NONPERFORMING ASSETS (NPA)	$8,402	$11,568	$13,908

NPA TO TOTAL ASSETS	0.11%	0.17%	0.20%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.18%	0.28%	0.32%

CLASSIFIED ASSETS	$59,611	$63,537	$68,259

CLASSIFIED ASSETS/TOTAL ASSETS	0.79%	0.93%	0.98%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31,	SEPT 30,	DEC 31,	DEC 31,	DEC 31,
	2005	2005	2004	2005	2004
AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS:
MORTGAGE LOANS	$2,410,115	$2,164,792	$2,265,574	$2,368,974	$2,036,742
COMMERCIAL AND CONSUMER LOAN PORTFOLIO	2,228,997	2,135,668	1,931,967	2,113,038	1,815,505
TOTAL AVERAGE LOANS	4,639,112	4,300,460	4,197,541	4,482,012	3,852,247
AVERAGE MORTGAGE-BACKED SECURITIES	1,981,771	1,858,353	2,024,775	1,948,435	1,885,239
AVERAGE INVESTMENTS AND CASH	170,913	169,716	169,524	168,853	190,934

AVERAGE INTEREST-EARNING ASSETS	$6,791,796	$6,328,529	$6,391,840	$6,599,300	$5,928,420

AVERAGE DEPOSITS:
INTEREST AND NON INTEREST-BEARING TRANSACTION ACCOUNTS	$1,119,421	$1,104,013	$1,004,394	$1,067,522	$946,091
SAVINGS (AND MONEY MARKET DEMAND) ACCOUNTS	1,251,887	1,160,121	1,120,366	1,158,270	1,092,612
TIME DEPOSITS	2,210,650	2,039,046	1,708,824	2,041,122	1,608,599
TOTAL AVERAGE DEPOSITS	4,581,958	4,303,180	3,833,584	4,266,914	3,647,302
AVERAGE BORROWINGS	2,056,837	1,885,913	2,450,715	2,192,934	2,200,229

AVERAGE INTEREST-BEARING LIABILITIES	$6,638,795	$6,189,093	$6,284,299	$6,459,848	$5,847,531

AVERAGE ASSETS	$7,231,051	$6,785,740	$6,825,567	$7,047,055	$6,376,417

AVERAGE SHAREHOLDERS’ EQUITY	$507,016	$509,256	$456,051	$493,215	$427,752

AVERAGE TANGIBLE EQUITY (1)	$376,640	$378,326	$324,310	$362,004	$283,868

DAYS IN YEAR	365	365	366	365	366
DAYS IN PERIOD	92	92	92	365	366

DEPOSITS DETAIL:
INTEREST-BEARING TRANSACTION ACCOUNTS	$432,936	$439,838	$413,217	$432,936	$413,217
NONINTEREST-BEARING TRANSACTION ACCOUNTS	673,934	717,026	574,186	673,934	574,186
SAVINGS AND MONEY MARKET DEMAND ACCOUNTS	1,312,033	1,198,489	1,104,871	1,312,033	1,104,871
TIME DEPOSITS	2,387,398	2,035,404	1,771,022	2,387,398	1,771,022

TOTAL DEPOSITS	$4,806,301	$4,390,757	$3,863,296	$4,806,301	$3,863,296

NUMBER OF TRANSACTION ACCOUNTS:
INTEREST-BEARING TRANSACTION ACCOUNTS	46,362	47,157	48,579	46,362	48,579
NONINTEREST-BEARING TRANSACTION ACCOUNTS	107,245	105,208	99,125	107,245	99,125

TOTAL TRANSACTION ACCOUNTS	153,607	152,365	147,704	153,607	147,704

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD	1,789	1,770	1,624	1,789	1,624

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$19,309	$23,332	$19,658	$97,739	$76,341

(1)               Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

EXHIBIT A- RECONCILIATION SCHEDULE

	AS OF OR FOR THE THREE MONTHS ENDED			AS OF OR FOR THE TWELVE MONTHS ENDED
	DEC 31,	SEPT 30,	DEC 31,	DEC 31,	DEC 31,
	2005	2005	2004	2005	2004
CORE EARNINGS: (2)
NET INCOME, AS REPORTED	$15,430	$13,890	$15,528	$61,219	$56,305
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0	0	0	36	(2,971)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0	0	0	0	3,143
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	155	(406)	155

CORE EARNINGS	$15,430	$13,890	$15,683	$60,849	$56,632

CORE EARNINGS PER SHARE - BASIC: (2)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.44	$0.40	$0.45	$1.77	$1.66
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	0.00	0.00	(0.09)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.00	0.00	0.09
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.01	(0.01)	0.01

CORE EARNINGS PER SHARE - BASIC	$0.44	$0.40	$0.46	$1.76	$1.67

CORE EARNINGS PER SHARE - DILUTED: (2)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.44	$0.40	$0.44	$1.75	$1.62
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	0.00	0.00	(0.09)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.00	0.00	0.09
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.01	(0.01)	0.01

CORE EARNINGS PER SHARE - DILUTED	$0.44	$0.40	$0.45	$1.74	$1.63

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	34,789,284	34,660,107	34,290,222	34,633,952	33,931,509
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	35,121,020	35,097,474	34,948,536	35,035,029	34,708,794
COMMON SHARES OUTSTANDING	34,855,549	34,725,400	22,936,154	34,855,549	22,936,154

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.85%	0.81%	0.91%	0.87%	0.88%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00%	0.00%	0.00%	0.00%	(0.05)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00%	0.00%	0.00%	0.00%	0.05%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	(0.01)%	0.01%

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.85%	0.81%	0.91%	0.86%	0.89%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	12.1%	10.8%	13.6%	12.4%	13.2%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.0%	0.0%	0.0%	0.0%	(0.7)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.0%	0.0%	0.0%	0.0%	0.7%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.1%	(0.1)%	0.0%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	12.1%	10.8%	13.7%	12.3%	13.2%

AVERAGE ASSETS	$7,231,051	$6,785,740	$6,825,567	$7,047,055	$6,376,417
AVERAGE SHAREHOLDERS’ EQUITY	$507,016	$509,256	$456,051	$493,215	$427,752

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (2)
OPERATING EFFICIENCY RATIO, AS REPORTED	63.6%	64.2%	59.1%	61.7%	60.7%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	0.0%	0.0%	0.0%	0.0%	1.9%
SUBTRACT: MERGER AND ACQUISITION COSTS	0.0%	0.0%	0.0%	0.0%	(2.0)%
SUBTRACT: CHARGE ON EARLY DEBT REPAYMENT	0.0%	0.0%	(0.4)%	0.2%	(0.1)%

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	63.6%	64.2%	58.7%	61.9%	60.5%

ADJUSTED SHAREHOLDERS’ EQUITY:
SHAREHOLDERS’ EQUITY, AS REPORTED	$506,685	$499,683	$469,844	$506,685	$469,844
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	34,219	26,635	9,470	34,219	9,470

ADJUSTED SHAREHOLDERS EQUITY	$540,904	$526,318	$479,314	$540,904	$479,314

ADJUSTED BOOK VALUE PER SHARE:
BOOK VALUE PER SHARE, AS REPORTED	$14.54	$14.39	$13.65	$14.54	$13.65
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	0.98	0.77	0.28	0.98	0.28

ADJUSTED BOOK VALUE PER SHARE	$15.52	$15.16	$13.93	$15.52	$13.93

(1)               Weighted average shares and per share amounts for prior periods have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(2)        Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED DECEMBER 31, 2005			THREE MONTHS ENDED DECEMBER 31, 2004
	AVERAGE BALANCE	AMOUNT	AVERAGE RATE	AVERAGE BALANCE	AMOUNT	AVERAGE RATE
AVERAGE INTEREST EARNING ASSETS:
LOANS:
MORTGAGE LOANS	$2,410,115	$42,400	6.98%	$2,265,574	$34,763	6.10%
COMMERCIAL AND CONSUMER LOANS	2,228,997	39,869	7.10%	1,931,967	28,961	5.96%
TOTAL LOANS	4,639,112	82,269	7.04%	4,197,541	63,724	6.04%
MORTGAGE-BACKED SECURITIES	1,981,771	22,985	4.60%	2,024,775	23,024	4.52%
INVESTMENTS AND CASH	170,913	661	1.53%	169,524	756	1.77%

TOTAL AVERAGE INTEREST-EARNING ASSETS	$6,791,796	$105,915	6.19%	$6,391,840	$87,504	5.45%

AVERAGE INTEREST BEARING LIABILITIES:
DEPOSITS:
INTEREST AND NON INTEREST-BEARING TRANSACTION ACCOUNTS	$1,119,421	$371	0.13%	$1,004,394	$317	0.13%
SAVINGS (AND MONEY MARKET DEMAND) ACCOUNTS	1,251,887	7,358	2.33%	1,120,366	3,195	1.13%
TIME DEPOSITS	2,210,650	21,006	3.77%	1,708,824	11,738	2.73%
TOTAL DEPOSITS	4,581,958	28,735	2.49%	3,833,584	15,250	1.58%
BORROWINGS	2,056,837	20,365	3.93%	2,450,715	20,052	3.25%

TOTAL AVERAGE INTEREST-BEARING LIABILITIES	$6,638,795	$49,100	2.93%	$6,284,299	$35,302	2.23%

NET INTEREST SPREAD			3.26%			3.22%

NET INTEREST MARGIN			3.32%			3.25%

	TWELVE MONTHS ENDED DECEMBER 31, 2005			TWELVE MONTHS ENDED DECEMBER 31, 2004
	AVERAGE BALANCE	AMOUNT	AVERAGE RATE	AVERAGE BALANCE	AMOUNT	AVERAGE RATE
AVERAGE INTEREST EARNING ASSETS:
LOANS:
MORTGAGE LOANS	$2,368,974	$160,656	6.78%	$2,036,742	$124,115	6.09%
COMMERCIAL AND CONSUMER LOANS	2,113,038	135,650	6.42%	1,815,505	105,333	5.80%
TOTAL LOANS	4,482,012	296,306	6.61%	3,852,247	229,448	5.96%
MORTGAGE-BACKED SECURITIES	1,948,435	88,682	4.55%	1,885,239	85,009	4.51%
INVESTMENTS AND CASH	168,853	2,823	1.67%	190,934	5,304	2.78%

TOTAL AVERAGE INTEREST-EARNING ASSETS	$6,599,300	$387,811	5.88%	$5,928,420	$319,761	5.39%

AVERAGE INTEREST BEARING LIABILITIES:
DEPOSITS:
INTEREST AND NON INTEREST-BEARING TRANSACTION ACCOUNTS	$1,067,522	$1,340	0.13%	$946,091	$837	0.09%
SAVINGS (AND MONEY MARKET DEMAND) ACCOUNTS	1,158,270	22,272	1.92%	1,092,612	11,347	1.04%
TIME DEPOSITS	2,041,122	68,378	3.35%	1,608,599	41,299	2.57%
TOTAL DEPOSITS	4,266,914	91,990	2.16%	3,647,302	53,483	1.47%
BORROWINGS	2,192,934	79,286	3.62%	2,200,229	69,462	3.16%

TOTAL AVERAGE INTEREST-BEARING LIABILITIES	$6,459,848	$171,276	2.65%	$5,847,531	$122,945	2.10%

NET INTEREST SPREAD			3.23%			3.29%

NET INTEREST MARGIN			3.28%			3.32%